EXHIBIT 10.4


                        ASSIGNMENT OF REGISTRATION RIGHTS
                        ---------------------------------

     Reference is hereby made to that certain Registration Rights Agreement, dated as of May 7, 1997, by and among Brookdale Living Communities, Inc. (the "Corporation"), The Prime Group, Inc., Prime Group Limited Partnership and Prime Group VI, L.P., as amended by Amendment No. 1 thereto dated as of December 5, 1997 (as so amended, the "Registration Rights Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Registration Rights Agreement.

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, The Prime Group, Inc., Prime Group II, L.P. and Prime Group VI, L.P. (collectively, the "Assignors") do hereby assign, transfer and convey to Fortress Brookdale Acquisition LLC (the "Assignee"), all of the Assignors' respective rights, title and interests in and to the Registration Rights Agreement.

Dated:  May 17, 2000

                                   ASSIGNORS:

                                   THE PRIME GROUP, INC.


                                   By:  /s/ Michael W. Reschke
                                        ---------------------------------------
                                        Name:     Michael W. Reschke
                                        Title:    President


                                   PRIME GROUP II, L.P.

                                   By:  PGLP, Inc., Managing General Partner


                                   By:  /s/ Michael W. Reschke
                                        ---------------------------------------
                                        Name:     Michael W. Reschke
                                        Title:    President


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                                   PRIME GROUP VI, L.P.

                                   By:  PGLP, Inc., Managing General Partner


                                   By:  /s/  Michael W. Reschke
                                        ---------------------------------------
                                        Name:     Michael W. Reschke
                                        Title:    President

AGREEMENT OF ASSIGNEE:

     In accordance with Section 13 of the Registration Rights Agreement, the Assignee hereby agrees to be bound by all of the terms, and be subject to the conditions, of the Registration Rights Agreement. Pursuant to Section 18 of the Registration Rights Agreement, the Assignee hereby gives notice to the Corporation that notices to the Holders should be sent, from and after the date hereof and until further notice, to:

                         c/o Fortress Investment Group LLC
                         1301 Avenue of the Americas
                         42nd Floor
                         New York, New York  10019
                         Attention:  Randal Nardone
                         Facsimile No.:  (212) 798-6133

                         Copy to:

                         Skadden, Arps, Slate, Meagher & Flom LLP
                         Four Times Square
                         New York, New York  10036-6522
                         Attention:  Edmund C. Duffy, Esq.
                         Facsimile No.:  (212) 735-2000


FORTRESS BROOKDALE ACQUISITION LLC


By:  /s/ Randal Nardone
     ------------------------------------------
     Name:     Randal Nardone
     Title:    Vice President, Chief Operating
               Officer and Secretary

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CONSENT TO ASSIGNMENT:


     The undersigned hereby consents to the foregoing assignment by the Assignors to the Assignee and further hereby ratifies and confirms, and agrees to be bound by, the provisions of Section 13 of the Registration Rights Agreement as they apply to the Assignee.


BROOKDALE LIVING COMMUNITIES, INC.


By:  /s/  Mark J. Schulte
     ------------------------------------------
     Name:     Mark J. Schulte
     Title:    President and Chief Executive
               Officer

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